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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                           --------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 17, 2001



                        SUPERCONDUCTOR TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      0-21074                 77-0158076
(State of Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


460 Ward Drive, Santa Barbara, CA                                 93111
(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (805) 683-7646



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ITEM 5.  OTHER EVENTS.

     On July 17, 2001, ISCO International, Inc. ("ISCO") filed a complaint in the United District Court for the District of Delaware against Superconductor Technologies Inc. (the "Company") and Conductus, Inc. ("Conductus") alleging that Conductus's ClearSite product and the Company's SuperFilter product infringe ISCO's U.S. Patent No. 6,263,215, entitled "Cryoelectronically Cooled Receiver Front End for Mobile Radio Systems" which was issued on July 17, 2001.

     ISCO is seeking injunctive relief restraining the Company and Conductus from making, using, selling and offering for sale such products, as well as damages and attorneys' fees.

     The Company is reviewing the newly issued ISCO patent and investigating the merits of ISCO's claim against the Company. The Company intends to vigorously defend against the ISCO lawsuit.



                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SUPERCONDUCTOR TECHNOLOGIES INC.



Date:  July 25, 2001            By: /s/ Martin S. McDermut
                                    ---------------------------------------
                                    Martin S. McDermut
                                    Vice President, Finance and Administration,
                                    Chief Financial Officer